                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 30, 2005
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                                   NYFIX, INC.
             (Exact name of registrant as specified in its charter)

Delaware                            0-21324                    06-1344888
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(State or other jurisdiction      (Commission                (IRS Employer
of incorporation)                 File Number)               Identification No.)

                 333 Ludlow Street, Stamford, Connecticut 06902
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 203-425-8000
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                         (Former name or former address,
                         if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|   Pre-commencement  communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.
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            On June 30, 2005,  NYFIX,  Inc.  announced its results for the first quarter of 2005 ended March 31, 2005,  and for the fourth  quarter of 2004 ended
December 31, 2004,  the  restatement  of prior  financial  statements  and other matters. The full text of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

(c)   Exhibits

      Exhibit No.       Exhibits
      -----------       --------

         99.1           Press release of NYFIX, Inc. dated June 30, 2005.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NYFIX, INC.

                                            By: /s/ Brian Bellardo
                                                --------------------------------
                                                Name:  Brian Bellardo
                                                Title: Secretary
Dated: June 30, 2005